UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 28, 2017

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-07784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices of Registrant)	(Zip Code of Registrant)

(318) 388-9000

(Telephone number, including area code, of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of either registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On April 28, 2017, we issued a press release announcing the senior leadership team that is expected to report to our chief executive officer effective upon the consummation of our pending acquisition of Level 3 Communications, Inc. (“Level 3”). For additional information on this senior leadership team, please see (i) a copy of the press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, (ii) our proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 13, 2017 and (iii) Level 3’s proxy statement on Schedule 14A filed with the SEC on April 7, 2017.

Forward Looking Statements

Except for the historical and factual information contained herein, the matters set forth in this communication, including statements regarding the expected timing and benefits of the proposed transaction, such as efficiencies, cost savings, enhanced revenues, growth potential, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as “will,” “estimates,” “anticipates,” “believes,” “expects,” “projects,” “plans,” “intends,” “may,” “should,” “could,” “seeks” and similar expressions, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond our control. These forward-looking statements, and the assumptions upon which they are based, (i) are not guarantees of future results, (ii) are inherently speculative and (iii) are subject to a number of risks and uncertainties. Actual events and results may differ materially from those anticipated, estimated, projected or implied in those statements if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: the ability of the parties to timely and successfully receive the required approvals for the combination from regulatory agencies free of conditions materially adverse to the parties; the possibility that the anticipated benefits from the proposed transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs, difficulties or disruptions related to the integration of Level 3’s operations with those of CenturyLink will be greater than expected; the ability of the combined company to retain and hire key personnel, including reaching or maintaining mutually acceptable employment arrangements with the executives named in the accompanying press release; the effects of competition from a wide variety of competitive providers, including lower demand for CenturyLink’s legacy offerings; the effects of new, emerging or competing technologies, including those that could make the combined company’s products less desirable or obsolete; the effects of ongoing changes in the regulation of the communications industry, including the outcome of regulatory or judicial proceedings relating to intercarrier compensation, interconnection obligations, access charges, universal service, broadband deployment, data protection and net neutrality; adverse changes in CenturyLink’s or the combined company’s access to credit markets on favorable terms, whether caused by changes in its financial position, lower debt credit ratings, unstable markets or otherwise; the combined company’s ability to effectively adjust to changes in the communications industry, and changes in the composition of its markets and product mix; possible changes in the demand for, or

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pricing of, the combined company’s products and services, including the combined company’s ability to effectively respond to increased demand for high-speed broadband service; changes in the operating plans, capital allocation plans or corporate strategies of the combined company, whether based on changes in market conditions, changes in the cash flows or financial position of the combined company, or otherwise; the combined company’s ability to successfully maintain the quality and profitability of its existing product and service offerings and to introduce new offerings on a timely and cost-effective basis; the adverse impact on the combined company’s business and network from possible equipment failures, service outages, security breaches or similar events impacting its network; the combined company’s ability to maintain favorable relations with key business partners, suppliers, vendors, landlords and financial institutions; the ability of the combined company to utilize net operating losses in amounts projected; changes in the future cash requirements of the combined company; and other risk factors and cautionary statements as detailed from time to time in each of CenturyLink’s and Level 3’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”). Due to these risks and uncertainties, there can be no assurance that the proposed combination or any other transaction described above will in fact be completed in the manner described or at all. You should be aware that new factors may emerge from time to time and it is not possible for us to identify all such factors nor can we predict the impact of each such factor on the proposed combination or the combined company. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Unless legally required, CenturyLink and Level 3 undertake no obligation and each expressly disclaim any such obligation, to update publicly any forward-looking statements, whether as a result of new information, future events, changed events or otherwise.

Additional Information

In connection with the proposed combination, CenturyLink filed a registration statement on Form S-4 with the SEC (Registration Statement No. 333-215121) which was declared effective by the SEC on February 13, 2017. CenturyLink and Level 3 have filed a joint proxy statement/prospectus and will file other relevant documents concerning the proposed transaction with the SEC. The definitive joint proxy statement/prospectus, dated as of February 13, 2017, contains important information about CenturyLink, Level 3, the proposed combination and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED COMBINATION OR INCORPORATED BY REFERENCE IN THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain the definitive joint proxy statement/prospectus and the filings that are incorporated by reference in the definitive joint proxy statement/prospectus, as well as other filings containing information about CenturyLink and Level 3, free of charge, at the website maintained by the SEC at www.sec.gov. Investors and security holders may also obtain these documents free of charge by directing a request to CenturyLink, 100 CenturyLink Drive, Monroe, Louisiana 71203, Attention: Corporate Secretary, or to Level 3, 1025 Eldorado Boulevard, Broomfield, Colorado 80021, Attention: Investor Relations.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibit to this current report on Form 8-K is listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc. has duly caused this current report to be signed on its behalf by the undersigned officer hereunto duly authorized.

CenturyLink, Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Dated: April 28, 2017

Exhibit Index

Exhibit No.	Description

99.1	Press release dated April 28, 2017 announcing the senior leadership team.